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                           ONE GROUP(R) MUTUAL FUNDS

                      SUPPLEMENT DATED AUGUST 2, 2004 TO
                  ONE GROUP MUNICIPAL BOND FUND PROSPECTUSES
                            DATED FEBRUARY 28, 2004

CURRENT FUND MANAGER FOR ONE GROUP ARIZONA MUNICIPAL BOND FUND. This Supplement provides updated information regarding the current portfolio manager for the One Group Arizona Municipal Bond Fund and replaces the text of the last two paragraphs under "The Fund Managers" in the Prospectuses:

     David Sivinski, CFA, is the portfolio manager for the One Group Arizona Municipal Bond Fund. Since 2003, Mr. Sivinski has also been portfolio manager for the One Group Kentucky Municipal Bond Fund, the One Group Louisiana Municipal Bond Fund, the One Group Michigan Municipal Bond Fund, the One Group Ohio Municipal Bond Fund and the One Group West Virginia Municipal Bond Fund. From 1994 to 2003, Mr. Sivinski was a member of the team managing these Funds. Prior to joining Banc One Investment Advisors in 1993 as a mortgage analyst, Mr. Sivinski held various investment management positions with First Security Trust in Lexington, Kentucky.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-AZMU